UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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EVERSPIN TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

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EVERSPIN TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2021
To the Stockholders of Everspin Technologies, Inc.:
The annual meeting of stockholders of Everspin Technologies, Inc. will be held on Thursday, May 20, 2021, at 2:00 p.m., Mountain Standard Time. The annual meeting will be a completely virtual meeting of stockholders. Instructions on how to participate in the annual meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/MRAM2021. The annual meeting will be held for the following purposes:
1.
To elect the five nominees for director named in the proxy statement accompanying this notice to serve until the next annual meeting and their successors are duly elected and qualified.

2.
To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.
To approve an amendment to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan to increase the number of authorized shares under the plan.

4.
To conduct any other business properly brought before the annual meeting. We describe these items of business more fully in the proxy statement accompanying this notice.

The record date for the annual meeting was March 26, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish our proxy materials on the Internet. As a result, we are mailing a “Notice of Internet Availability of Proxy Materials” (the “Notice”) to our stockholders instead of a printed copy of our proxy materials, including the proxy statement and our 2020 annual report to stockholders. The Notice provides instructions on how to access those materials on the Internet and how to obtain printed copies. Further details about how to attend the Annual Meeting virtually are included in the Notice.
You will only be able to attend the virtual annual meeting by using your 16-digit control number provided on the Notice, your proxy card or voting instruction form, and the instructions that accompanied your proxy materials. Therefore, it is important to retain your Notice, proxy card or voting instruction form you receive to enable you to gain access to the virtual annual meeting.
Whether or not you are able to attend the annual meeting, it is important that your shares be represented. We have provided in the accompanying proxy statement instructions on how to vote your shares. Please vote as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS MEETING TO BE HELD ON MAY 20, 2021
The proxy statement for the annual meeting and 2020 annual report to stockholders are available at www.proxyvote.com.

By Order of the Board of Directors,
/s/ Darin Billerbeck

Darin Billerbeck
Interim Chief Executive Officer and
Executive Chairman of the Board
Chandler, Arizona
April 6, 2021

You are cordially invited to attend the meeting. Whether or not you plan to attend the annual meeting virtually, our board of directors asks that you vote as soon as possible. You may vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you should contact that record holder for instructions on how to vote your shares.

i

EVERSPIN TECHNOLOGIES, INC.
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2021
GENERAL INFORMATION
We have sent you these proxy materials because our board of directors (the “Board of Directors” or “Board”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders of Everspin Technologies, Inc. (the “Company” or “Everspin”), including at any adjournments or postponements of the meeting. The annual meeting will be held on Thursday, May 20, 2021, at 2:00 p.m., Mountain Standard Time. We will be hosting the annual meeting via live webcast on the Internet. To attend the annual meeting virtually, log in at www.virtualshareholdermeeting.com/MRAM2021.
You are invited to attend the annual meeting virtually to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with our Board of Directors’ solicitation of proxies for use at the annual meeting. As a stockholder, you are invited to attend the annual meeting virtually and to vote online or by proxy on the proposals described in this proxy statement.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?
We are pleased to take advantage of rules of the Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), over the Internet. Accordingly, on or about April 7, 2021, we intend to begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to the record holders of our common stock. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form or electronically by email on an ongoing basis. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.
How do I attend the annual meeting?
The annual meeting will be held on Thursday, May 20, 2021, at 2:00 p.m., Mountain Standard Time. Information on how to vote in person at the annual meeting is discussed below.
We will be hosting the annual meeting live via the Internet. You will not be able to attend the annual meeting in person. To attend the Annual Meeting virtually, log in at www.virtualshareholdermeeting.com/MRAM2021. The annual meeting webcast will begin promptly at 2:00 p.m., Mountain Standard Time. We expect online check-in to begin at 1:45 p.m. Mountain Standard Time and you should allow ample time for the check-in procedures.
A list of Everspin stockholders of record will be open for examination by any stockholder beginning ten days prior to the meeting at our corporate headquarters located at 5670 W. Chandler Blvd., Suite 100, Chandler, Arizona 85226. If you would like to view the list, please contact our Investor Relations department to schedule an appointment by calling (480) 347-1099 or writing to the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting.

What do I need in order to be able to participate in the annual meeting?
You will need the 16-digit control number included on the Notice, your proxy card or voting instruction form, and the instructions that accompanied your proxy materials in order to be able to vote your shares or submit questions during the annual meeting. Instructions on how to connect to the annual meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MRAM2021. If you do not have your 16-digit control number, you will be able to access and listen to the annual meeting, but you will not be able to vote your shares or submit questions during the annual meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
Why is the annual meeting to be held as a virtual annual meeting?
Due to concerns regarding the coronavirus outbreak (“COVID-19”) and to assist in protecting the health and well-being of our stockholders and employees, this year’s annual meeting of stockholders of Everspin will be held virtually via the internet. Stockholders will be able to listen and vote and submit questions regardless of location via the internet at www.virtualshareholdermeeting.com/MRAM2021 by using the 16-digit control number included on the Notice, your proxy card or voting instruction form, and the instructions that accompanied your proxy materials. We designed the format of the annual meeting to ensure that our stockholders who attend the annual meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
What am I voting on?
There are three matters scheduled for a vote:
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Proposal 1, to elect the five nominees for director named in Proposal 1;

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Proposal 2, to ratify the selection by the audit committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

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Proposal 3, to approve an amendment to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of authorized shares under the 2016 Plan.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will be present if at least a majority of the outstanding shares of stock entitled to vote are present at the annual meeting or represented by proxy. Abstentions, votes withheld and broker non-votes (as defined below) will be counted toward the establishment of a quorum. If there is no quorum, either the chairman of the annual meeting or a majority of the votes present at the meeting or represented by proxy may adjourn the annual meeting to another date.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on March 26, 2021 will be entitled to vote at the annual meeting. On this record date, there were 19,218,456 shares of our common stock outstanding and entitled to vote.

Am I a stockholder of record?
If at the close of business on March 26, 2021, your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you are a stockholder of record. Whether or not you plan to attend the meeting virtually, we urge you to vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date and mail the proxy card in the envelope provided, to ensure your vote is counted. Alternatively, if you requested and received a printed copy of these materials by mail, you may also complete, sign and return the accompanying proxy card.
What if my Everspin shares are not registered directly in my name but are held in street name?
If at the close of business on March 26, 2021 your shares were held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct the broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the annual meeting virtually. However, since you are not the stockholder of record, if you wish to vote your shares at the annual meeting, please contact your broker, bank or other agent for instructions on how to vote your shares.
If your shares are held in “street name” through a broker, certain rules applicable to brokers will affect how your shares are voted in connection with the election of directors. If you do not provide your broker with instructions on how to vote your shares, your broker may not vote your shares except in connection with routine matters. Accordingly, if your broker sends a request for instructions on how to vote, we request that you provide those instructions to your broker so that your vote can be counted. See “What happens if I do not vote?” for additional information.
How do I vote my shares?
You may attend the annual meeting virtually and vote your shares online at the meeting if you are a stockholder of record or a beneficial owner of shares held in street name. To vote online during the annual meeting, log into the virtual annual meeting website at www.virtualshareholdermeeting.com/MRAM2021 by using the 16-digit control number included on the Notice, your proxy card or voting instruction form, and the instructions that accompanied your proxy materials and follow the instructions provided on the website.
You may vote without attending the annual meeting by granting a proxy for shares of which you are the stockholder of record, or by submitting voting instructions to your broker, bank or other nominee for shares that you hold beneficially in street name. In most cases, you will be able to do this by Internet or telephone, or by mail if you received a printed set of proxy materials. However, if your shares are held in street name, the availability of telephone and Internet voting will depend on your institution’s voting procedures.
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By Internet — You may vote by proxy on the Internet by following the instructions in the Notice, on your proxy card or on the instructions that accompanied your proxy materials.

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By Telephone — You may vote by proxy on the telephone by following the instructions in the Notice or by calling the toll-free number on your proxy card or on the instructions that accompanied your proxy materials.

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By Mail — If you received a printed set of proxy materials, you may submit your proxy by mail by signing your proxy card if your shares are registered in your name or by following the voting instructions provided by your broker, bank or other nominee for shares held beneficially in street name, and mailing it in the envelope provided.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on March 26, 2021.

What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the Internet or online at the virtual annual meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If on March 26, 2021 your shares were held not in your name but in “street name,” only your broker, bank or other nominee that holds your shares will be able to vote your shares. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular “non-routine” proposal, including the election of directors, because such institution does not have discretionary voting power with respect to these proposals and has not received instructions with respect to these proposals from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Therefore, if you do not give your broker, bank or other nominee specific instructions, your shares will not be voted with respect to “non-routine” proposals.
The designations of the three proposals as “routine” or “non-routine” are as follows:
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Proposal 1, the election of directors, constitutes a “non-routine” proposal, and thus if you do not give your broker, bank or other nominee specific instructions, such institution will not have the authority to vote your shares with respect to the election of directors;

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Proposal 2, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, constitutes a “routine” proposal, and thus if you do not give your broker, bank or other nominee specific instructions, such institution will nevertheless have the authority to vote your shares with respect to this proposal; and

•
Proposal 3, the approval of the amendment to the 2016 Plan to increase the number of authorized shares under the 2016 Plan, constitutes a “non-routine” proposal, and thus if you do not give your broker, bank or other nominee specific instructions, such institution will not have the authority to vote your shares with respect to this proposal.

How many votes are needed to approve each proposal?
The requisite number of votes to approve the three proposals are as follows:
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For Proposal 1, the election of directors, directors are elected by a plurality of the votes of the shares present at the annual meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of “For” votes will be elected. Votes withheld and broker non-votes will have no effect on the outcome of the vote;

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To be approved, Proposal 2, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, must receive “For” votes from a majority of the shares present at the annual meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes (of which none are expected) will have no effect on the outcome of the vote; and

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To be approved, Proposal 3, the approval of the amendment to the 2016 Plan to increase the number of authorized shares under the 2016 Plan, must receive “For” votes from a majority of the shares present at the annual meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

What if I vote by proxy but do not make specific choices?
If you complete the proxy voting procedures, but do not specify how you want to vote your shares, your shares will be voted “For” Proposal 1, the election of all nominees for director named therein, and “For” Proposal 2, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and “For” Proposal 3, the approval of the amendment to the 2016 Plan to increase the number of authorized shares under the 2016 Plan. Your proxy will vote your shares using his or her best judgment with respect to any other matters properly presented for a vote at the meeting.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may send a written notice that you are revoking your proxy to our Secretary (Everspin Technologies, Inc., Attn: Investor Relations, 5670 W. Chandler Blvd., Suite 100, Chandler, Arizona 85226).

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You may submit a properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the Internet.

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You may attend the annual meeting virtually and vote at the annual meeting. Mere attendance at the virtual annual meeting will not automatically revoke your proxy unless you vote at the virtual annual meeting.

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If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by such institution.

What does it mean if I receive more than one Notice or more than one set of proxy materials?
If you received more than one Notice or more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions in each Notice or proxy materials you receive to ensure that all of your shares are voted.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the Internet?
This proxy statement, the proxy card or voting instruction form and the Annual Report are available at www.proxyvote.com.
When are stockholder proposals and director nominations due for the next annual meeting?
To be considered for inclusion in the proxy materials for our 2022 annual meeting, your proposal must be submitted in writing to our Secretary (Everspin Technologies, Inc., Attn: Investor Relations, 5670 W. Chandler Blvd., Suite 100, Chandler, Arizona 85226) by December 10, 2021; provided, however; that, in the event that the date of the annual meeting is held before April 20, 2022, or after June 19, 2022, for your notice to be timely, it must be so received by the Secretary a reasonable time before we begin to print and mail the proxy statement. Stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials for our 2022 annual meeting must do so no earlier than the close of business on January 20, 2022, and no later than the close of business on February 19, 2022; provided, however, that, in the event that the annual meeting is held before April 20, 2022, or after June 19, 2022, for your notice to be timely, it must be so received by the Secretary not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Laurel Hill Advisory Group, LLC to solicit proxies on our behalf. We have agreed to pay approximately $6,000, plus reasonable and approved out-of-pocket expenses for their services.
Whom should I contact if I have additional questions or would like additional copies of the proxy materials?
If you would like additional copies of this proxy statement (which copies will be provided to you without charge) or if you have questions, including the procedures for voting your shares, you should contact:
Everspin Technologies, Inc.
Attn: Investor Relations
5670 W. Chandler Blvd., Suite 100
Chandler, Arizona 85226
JOBS Act Explanatory Note
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined in the “Executive Compensation” section of the proxy statement) or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of: (i) December 31, 2021; (ii) the last day of the fiscal year in which we have total annual gross revenues of $1.07 billion or more; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the last day of the fiscal year in which we are deemed to be a large accelerated filer under the rules of the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of eight directors: Darin Billerbeck, Lawrence G. Finch, Ronald C. Foster, Michael B. Gustafson, Peter Hébert, Geoffrey Ribar, Stephen J. Socolof, and Geoffrey R. Tate. The Board determined not to nominate Messrs. Foster, Socolof and Hébert for re-election to the Board of Directors at the annual meeting. Accordingly, upon completion of the annual meeting, our Board of Directors will consist of five directors.
The five nominees proposed for election as directors are listed below. Directors elected at the annual meeting will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until the director’s death, resignation or removal. Each individual nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve if elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us.
The following table sets forth the names and certain other information for the nominees for election as a director as of the date of this proxy statement. The following key biographical information for each of these individuals was provided by the nominees:
Name	Age	Position(s)
Darin Billerbeck	61	Executive Chairman of the Board and Interim Chief Executive Officer
Geoffrey R. Tate	66	Director
Lawrence G. Finch	86	Director
Michael B. Gustafson	54	Director
Geoffrey Ribar	62	Director
Nominees
Darin Billerbeck has served as our Interim Chief Executive Officer since January 2021 and was appointed Executive Chairman of the Board in December 2020. Before that, Mr. Billerbeck served as a member of our Board of Directors since August 2018 and as our Chairman of the Board since March 2019. Mr. Billerbeck was CEO of Lattice Semiconductor, a developer of semiconductor technologies, for more than seven years, until his retirement in 2018. During his tenure with Lattice, he steadily increased shareholder value, while expanding the technology, products and the intellectual property of the company. In addition, he gained intimate knowledge of U.S. and China intellectual property laws specifically with respect to the Committee of Foreign Investment in the US (CFIUS). Prior to joining Lattice, Mr. Billerbeck served as the President and CEO of Zilog, which was acquired by IXYS Corporation in 2010. Before joining Zilog, Mr. Billerbeck served for more than 18 years at Intel in various executive and management positions, including Vice President and General Manager of the Flash Products Group. Mr. Billerbeck has also led several key engineering functions in the memory space, including Director of Design Engineering, Director of Packaging and Director of Operations. Mr. Billerbeck received his Bachelor of Science degree in mechanical engineering from the University of California at Davis. Mr. Billerbeck brings highly relevant experience to our Board of Directors spanning microcontrollers, programmable logic and memory technologies along with that of a public semiconductor company CEO. Mr. Billerbeck’s rich experience in memory, component and intellectual property will be a key resource as we grow the mainstream adoption of our STT-MRAM products into new markets and applications.
Geoffrey R. Tate has served as a member of our Board of Directors since August 2009 and was appointed as our Lead Independent Director in December 2016 and remained in that capacity until March 2019. Mr. Tate is the Chief Executive Officer and a member of the Board of Directors of Flex Logix Technologies, Inc., a provider of embedded FPGA IP cores and Inference Co-Processor chips/boards. From March 2010 until January 2012, Mr. Tate was the interim Chief Executive Officer and a member of the Board of Directors of Nanosolar, Inc. Mr. Tate was the founding Chief Executive Officer of Rambus Inc. in May 1990 and served as CEO and a member of the Board of Directors until January 2005. From 1979 to 1990, Mr. Tate served in various marketing and product line management positions and ultimately as Senior Vice President, Microprocessors and Logic, with Advanced Micro Devices, Inc. Mr. Tate received his

Bachelor of Science degree in computer science from University of Alberta and his M.B.A. from the Harvard Graduate School of Business Administration. We believe that Mr. Tate possesses specific attributes that qualify him to serve as a director, including his extensive leadership experience as both executive and board director in the global semiconductor business and his deep industry knowledge.
Lawrence G. Finch has served as a member of our Board of Directors since June 2008. Mr. Finch has served as managing director at Sigma Partners, a venture capital firm, since joining the firm in 1987. Mr. Finch brings a wealth of operational experience in moving early-stage technology companies through high-growth stages of development. He has advised more than 20 companies throughout his career. We believe that Mr. Finch’s 40 years of experience in founding, managing, and financing businesses, strong relationships in the semiconductor space, and his knowledge of our company qualifies him to serve on our Board of Directors.
Michael B. Gustafson has served as a member of our Board of Directors since March 2017. In addition to Everspin, Mr. Gustafson currently serves on the Board of Directors for Druva, Inc., Matterport, Inc., Reltio, Inc., Pavilion Data Systems, Inc., and PDF Solutions, Inc. Mr. Gustafson is also Executive Chairman of Druva, Inc., a provider of cloud data protection and management, and sole member of Carve Your Destiny, LLC, a consulting company. From October 2013 to February 2016, Mr. Gustafson served as Senior Vice President at Western Digital Corporation, developer, manufacturer, and provider of data storage devices and solutions. He was General Manager of the Enterprise Flash Business and grew enterprise flash revenues into a billion dollar run rate business. From September 2012 to October 2013, Mr. Gustafson served as Chief Executive Officer and Chairman of Virident Systems, Inc., an enterprise-class data storage solutions company, which was acquired by Western Digital Corporation. From September 2011 to September 2012, Mr. Gustafson served as Senior Vice President and General Manager of File & Content Business at Hitachi Data Systems following its acquisition of BlueArc Corporation, which Mr. Gustafson led as Chief Executive Officer and Board Member since 2004. Mr. Gustafson also held executive roles at McDATA Corporation and IBM Corporation earlier in his career. Mr. Gustafson received his Bachelor of Science degree in business administration from Washington University in St. Louis. We believe that Mr. Gustafson’s extensive experience in the technology industry as both an executive and director enable him to make valuable contributions to our Board of Directors.
Geoffrey Ribar has served as a member of our Board of Directors since December 2018. Mr. Ribar served as a senior advisor to Cadence Design Systems, Inc., a provider of technologies to enable the design of electronic products, until his retirement on March 31, 2018. Prior to this role, Mr. Ribar was chief financial officer and senior vice president of Cadence Design Systems, Inc. for seven years. During this period, Mr. Ribar was responsible for managing the company’s global finance organization, which included the investor relations and operations groups as well as the internal audit, tax, treasury and controller functions. Prior to Mr. Ribar’s tenure at Cadence, he served as the chief financial officer for Telegent Systems in Sunnyvale, California, where he led the company’s finance, legal, IT, and HR teams. He also has extensive experience in the semiconductor industry holding the CFO position at SiRF Technology, Matrix Semiconductor and NVIDIA. In addition, Mr. Ribar worked at AMD (Advanced Micro Devices) for 15 years, ending as corporate controller. Mr. Ribar is a director of MACOM Technology Solutions Holdings, Inc. a public company, and previously was a director of Aquantia Corp., which was a public company prior to its acquisition in September 2019. Over the course of his career, Mr. Ribar has facilitated many M&A transactions, helping companies successfully scale during periods of rapid growth. Mr. Ribar received his Bachelor of Science degree in Chemistry as well as an M.B.A. from the University of Michigan. Mr. Ribar brings highly relevant experience to our Board of Directors as a high-tech financial expert. Mr. Ribar’s rich experience in all areas related to finance will be valuable to us as we continue to scale and grow the business.
Required Vote and Board Recommendation
Directors are elected by a plurality of the votes of the shares present at the annual meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of “For” votes will be elected. Votes withheld and broker non-votes will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS
RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

CORPORATE GOVERNANCE
We have a set of basic beliefs to guide our actions, including the belief that business should be conducted with the highest standards of ethical behavior. This belief governs our interaction with our customers, suppliers, employees and investors. We are committed to continuously improve our governance process to meet and exceed all regulatory requirements.
Board Composition
The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Our Board of Directors currently consists of eight directors and, as discussed above under “Proposal 1: Election of Directors,” upon completion of the annual meeting, our Board of Directors will consist of five directors. The members of our Board of Directors were elected in compliance with the provisions of our amended and restated certificate of incorporation. Our amended and restated certificate of incorporation permits our Board of Directors to establish by resolution the authorized number of directors. Each director serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until the director’s death, resignation or removal. Our amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the Board of Directors.
Board Independence
Under the listing requirements and rules of The Nasdaq Stock Market LLC (“Nasdaq”), independent directors, as affirmatively determined by our Board of Directors, must compose a majority of our Board of Directors. Under the Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors consults with the company’s counsel to ensure that our Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq rules, as in effect from time to time.
In addition, the Nasdaq rules require that each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our Board of Directors, or any other Board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board of Directors has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, our Board of Directors has determined that all members of our Board of Directors except Mr. Billerbeck do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Our Board of Directors also determined that each member of our audit committee, nominating and corporate governance committee and compensation committee is independent under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.
Board Leadership Structure
Mr. Billerbeck, our Interim Chief Executive Officer since January 2021, serves as Executive Chairman of the Board and previously served as Chairman of the Board since March 2019. Prior to Mr. Billerbeck’s appointment as Interim Chief Executive Officer, the Company separated the roles of Chief Executive Officer and Chairman of the Board. The Board of Directors has determined that at this time it is in the best interests of the Company and its stockholders to combine the roles of Interim Chief Executive Officer and Chairman of the Board while Mr. Billerbeck serves as Chief Executive Officer on an interim basis. We currently do not have a lead independent director.
Role of the Board in Risk Oversight
One of the key functions of the Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the board as a whole, as well as through various board standing committees that address risks inherent in their respective areas of oversight. In exercising its overall responsibility to oversee the management of our business, the Board of Directors considers risks when reviewing our strategic plan, financial results, merger and acquisition related activities, legal and regulatory matters and our public filings with the SEC.
The Board of Directors’ oversight of risk management includes full and open communications with management to review the adequacy and functionality of our risk management processes. In addition, the Board of Directors uses its committees to assist in its risk oversight responsibility as follows:
•
The audit committee assists the Board of Directors in its oversight of the integrity of our financial reporting, compliance with applicable legal and regulatory requirements and oversees our internal controls and compliance activities. The audit committee discusses our major financial risk exposures and certain contingent liabilities and the steps we have undertaken to monitor and control such exposures. It also meets privately with representatives from the independent registered public accounting firm;

•
The compensation committee assists the Board of Directors in its oversight of risks relating to our assessment of our compensation policies and practices; and

•
The nominating and corporate governance assists the Board of Directors in its oversight of risks relating to director and management succession planning, corporate governance and overall effectiveness of the board.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at www.everspin.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
Corporate Governance Guidelines
The Board of Directors documented the governance practices followed by the company by adopting the Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the company’s business operations as needed and to make decisions that are independent of the company’s management. The guidelines are also intended to align the interests of directors and management with those of the company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board composition and selection, Board meetings and involvement of senior management, Chief Executive Officer’s performance evaluation and succession planning, and Board and committees compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at www.everspin.com.
Restrictions on Hedging, Short Sales and Pledging
Our insider trading policy prohibits our executive officers, directors, employees or consultants from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our stock at any time.

Stockholder Communications With the Board of Directors
Stockholders wishing to communicate with our Board of Directors may send a written communication addressed to the Secretary at our principal executive offices. The Secretary will promptly forward the communication to the Board of Directors or member to whom it is addressed, as appropriate, unless it is unduly hostile, threatening, illegal or similarly unsuitable. Historically, we have not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The company believes its responsiveness to stockholder communications to the Board of Directors has been excellent.

BOARD COMMITTEES AND MEETINGS
Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.
During the fiscal year ended December 31, 2020, our Board of Directors held six meetings. Our audit committee met eight times, our compensation committee met five times, and our nominating and corporate governance committee met two times during 2020. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the board on which such member served (during the periods for which the director served on the Board of Directors and such committees).
The Board of Directors does not have a formal policy regarding the attendance of directors at the annual meeting of stockholders, but it encourages directors to attend each annual meeting of stockholders. Eight directors attended the 2020 annual meeting.
Audit Committee
Our audit committee consists of Messrs. Foster, Gustafson, Hébert and Ribar. The Chair of our audit committee is Mr. Ribar. The Board of Directors has determined that each of Messrs. Foster and Ribar is an “audit committee financial expert” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the listing standards of Nasdaq. Our Board of Directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each audit committee member’s scope of experience and the nature of their experience in the corporate finance sector. Our Board of Directors has adopted a written audit committee charter that is available to stockholders on our website at www.everspin.com.
The primary purpose of the audit committee is to discharge the responsibilities of our Board of Directors with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:
•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent accountants, our interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing our financial statements and critical accounting policies and estimates;

•
reviewing the adequacy and effectiveness of our internal controls;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related-party transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes our internal quality-control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

Following the annual meeting, our audit committee is expected to consist of Messrs. Finch, Ribar and Tate with Mr. Ribar serving as Chair of our audit committee.
Report of the Audit Committee of the Board of Directors
On behalf of the Board of Directors, the Audit Committee oversees Everspin’s financial reporting process for which management has responsibility. Ernst & Young LLP, our independent registered public accounting firm, was responsible for performing an independent audit of our financial statements and for expressing an opinion as to the conformity of the financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management. The Audit Committee has discussed with Ernst & Young LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has also received written disclosures and a letter from Ernst & Young LLP as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP their independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Geoffrey Ribar (Chair)
Ronald C. Foster
Michael B. Gustafson
Peter Hébert
Compensation Committee
Our compensation committee consists of Messrs. Gustafson, Ribar and Socolof. The Chair of our compensation committee is Mr. Gustafson. All members of our compensation committee qualify as non-employee directors under Exchange Act Rule 16b-3. Our Board of Directors has adopted a written compensation committee charter that is available to stockholders on our website at www.everspin.com.
The primary purpose of our compensation committee is to discharge the responsibilities of our Board of Directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our compensation committee include:
•
reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;

•
reviewing and recommending to our board of directors the compensation of our directors;

•
reviewing and approving, or recommending that our board of directors approve, the terms of compensatory arrangements with our executive officers;

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administering our stock and equity incentive plans;

•
selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committees compensation advisers;

•
reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate; and

•
reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Following the annual meeting, our compensation committee is expected to consist of Messrs. Gustafson, Finch and Ribar with Mr. Gustafson serving as Chair of our compensation committee.
Compensation Committee Processes and Procedures
Typically, the compensation committee meets at least two times annually and with greater frequency if necessary. The compensation committee met five times during 2020. The agenda for each meeting is usually developed by the Chair of the compensation committee. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. The charter of the compensation committee grants the compensation committee full access to all our books, records, facilities and personnel. Under the charter, the compensation committee may form, and delegate authority to, subcommittees as appropriate.
In addition, under the charter, the compensation committee has the authority to obtain, at the expense of Everspin, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee takes into consideration factors prescribed by the SEC and Nasdaq that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. The compensation committee has direct responsibility for the oversight of the work of such consultants or advisers.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Messrs. Finch, Hébert and Tate. The Chair of our nominating and corporate governance committee is Mr. Tate. Our Board of Directors has adopted a written nominating and corporate governance committee charter that is available to stockholders on our website at www.everspin.com. Specific responsibilities of our nominating and corporate governance committee include:
•
identifying, reviewing and evaluating nominees for election to our Board of Directors;

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evaluating the performance of our management and our Board of Directors, including Board committees;

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considering and making recommendations to our Board of Directors regarding the chairmanship and membership of the committees of the Board of Directors;

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considering instituting a plan or program for the continuing education of directors.

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developing a set of corporate governance principles and periodically reviewing and assessing these corporate governance principles;

•
overseeing and reviewing the processes and procedures used by Everspin to provide information to the Board and its committees;

•
reviewing management succession plans; and

•
reviewing, discussing and assessing its own performance at least annually, and periodically reviewing and assessing the adequacy of its charter.

Following the annual meeting, our nominating and corporate governance committee is expected to consist of Messrs. Gustafson, Finch and Tate with Mr. Tate serving as Chair of our nominating and corporate governance committee.
Nomination Process
Our nominating and corporate governance committee is responsible for identifying, recruiting, evaluating and recommending to our Board of Directors nominees for membership on the Board of

Directors and committees of our Board of Directors. The goal of this process is to maintain and further develop a highly qualified Board of Directors consisting of members with experience and expertise in areas of importance to our company. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.
The nominating and corporate governance committee recommends to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by our Board of Directors for election at each annual or special meeting of stockholders, and recommends all director nominees to be appointed by our Board of Directors to fill director vacancies. Our Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of stockholders.
Evaluation of Director Candidates
The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having strong personal integrity and ethics. In its evaluation of director candidates, the nominating and corporate governance committee also considers a candidate’s skills, characteristics and experience, taking into account a variety of factors, including the candidate’s:
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understanding of our business, industry and technology;

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history with our company;

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personal and professional integrity;

•
general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company;

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ability and willingness to devote the time and effort necessary to be an effective director;

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commitment to acting in the best interest of our company and its stockholders; and

•
educational and professional background.

However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. The nominating and corporate governance committee will also consider, among other things, the current size and composition of the Board of Directors, the needs of the Board of Directors and its committees, the potential independence of director candidates under relevant Nasdaq and SEC rules, the operating requirements of the Company and the long-term interests of stockholders.
In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to the company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The committee also takes into account the results of the Board of Directors’ self-evaluation, conducted annually on a group and individual basis.
Although the Board of Directors does not maintain a specific policy with respect to board diversity, the nominating and corporate governance committee considers each candidate in the context of the membership of the board as a whole, with the objective of including an appropriate mix of viewpoints and experience among members of the Board of Directors reflecting differences in professional background, education, skill and other individual qualities and attributes. In making determinations regarding nominations of directors, the nominating and corporate governance committee may take into account the benefits of diverse viewpoints to the extent it deems appropriate.
The nominating and corporate governance committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the

Board of Directors. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.
Stockholder Recommendations for Nomination to the Board of Directors
The nominating and corporate governance committee will consider properly-submitted stockholder recommendations for candidates for our Board. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including with respect to the criteria described above, based on whether or not the candidate was recommended by a stockholder.
Any stockholder recommendations proposed for consideration by the nominating and corporate governance committee should be in writing and delivered to Everspin Technologies, Inc., Attn: Investor Relations, 5670 W. Chandler Blvd., Suite 100, Chandler, Arizona 85226. Submissions must include the following information:
•
full name and address of the proposed nominee;

•
the number and class of our shares beneficially owned, directly or indirectly, by the proposed nominee;

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all information regarding the proposed nominee required to be disclosed in a proxy statement pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

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the consent of the nominee to be named in the proxy statement and consent to serve as a director if elected; and

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a description of all material relationships, including (i) compensation and other material monetary agreements, arrangements and understandings during the past three years, between the proposed nominee and the stockholder making the proposal and (ii) any relationship between the proposing stockholder and the proposed nominee that would be required to be disclosed under the SEC’s related party transactions disclosure rules if the proposing stockholder were a “registrant” under those rules.

In addition, any stockholder wishing to recommend a nominee to our Board of Directors will be required to complete a questionnaire regarding the proposed nominee, providing information regarding any arrangement or agreement with respect to such nominee’s voting while a member of our Board of Directors and information regarding equity ownership of the company (including derivative ownership) by the proposing stockholder and the proposed nominee. See “Questions and Answers About These Proxy Materials And Voting — When are stockholder proposals and director nominations due for the next annual meeting?” for additional information.

COMPENSATION OF NON-EMPLOYEE BOARD MEMBERS
Effective May 2020, (i) all of our non-employee directors receive an annual retainer of $48,000; (ii) the chair of the audit committee receives an additional annual retainer of $15,000; and (iii) the lead independent director and chair of the compensation committee each receive an additional retainer of $7,500. Such amounts are payable in the form of a restricted stock award which vests quarterly over one year from the date of grant. Non-employee directors did not receive any cash fees in connection with their service on our Board of Directors in 2020. Prior to May 2020, all of our non-employee directors received an annual cash retainer of $24,000 and the chairs of the Board and the audit committee each received an additional annual cash retainer of $15,000.
Each non-employee director may receive additional annual stock option grants or restricted stock unit (“RSU”) grants as approved by the Compensation Committee at each annual stockholders’ meeting. The annual stock options have an exercise price equal to the fair market value of our common stock on the date of grant and will vest monthly over one year from the date of grant. The RSUs vest in full one year after the date of grant. In May 2020, the Board granted annual equity awards to our non-employee directors in the form of an RSU award to acquire 12,275 shares of our common stock.
New non-employee directors will receive an initial stock option award to purchase 30,000 shares. The initial grant will have an exercise price equal to the fair market value of our common stock on the date of grant and will vest monthly over three years provided the non-employee director continues to serve, and will fully vest and become exercisable immediately prior to the effective time of the change in control.
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses in connection with attending Board of Directors and committee meetings.
Non-Employee Director Compensation
The following table sets forth information concerning the compensation earned by our non-employee directors during the fiscal year ended December 31, 2020:
Name	Stock Awards(1)	Total
Darin Billerbeck(2)	$130,503	$130,503
Lawrence G. Finch	123,000	123,000
Ronald C. Foster	138,000	138,000
Michael B. Gustafson	130,503	130,503
Peter Hébert	123,000	123,000
Geoffrey Ribar	123,000	123,000
Stephen J. Socolof	123,000	123,000
Geoffrey R. Tate	123,000	123,000

(1)
The amounts in this column reflect the aggregate grant date fair value of each stock award granted during the fiscal year 2020 computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 2 to our financial statements included in our Annual Report.

(2)
Mr. Billerbeck was appointed as Executive Chairman of the Board effective December 9, 2020 and began serving as our Interim Chief Executive Officer effective January 1, 2021. The compensation reflected in the table above was earned by Mr. Billerbeck during the period for which he served as a non-employee director during 2020.

As of December 31, 2020, each of the above directors held options to purchase, and unvested RSUs to acquire, shares of our common stock as follows:
Name	Option Awards	RSU Awards
Darin Billerbeck	42,000	16,817
Lawrence G. Finch	24,000	16,203
Ronald C. Foster	40,250	17,431
Michael B. Gustafson	40,250	16,817
Peter Hébert	24,000	16,203
Geoffrey Ribar	42,000	16,203
Stephen J. Socolof	24,000	16,203
Geoffrey R. Tate	47,287	16,203

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed us to submit the selection of this firm for ratification by the stockholders at the annual meeting. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.
Required Vote and Audit Committee and Board Recommendation
Approval of Proposal 2 requires the affirmative vote of a majority of the shares present at the annual meeting or represented by proxy and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes (of which none are expected) will have no effect on the outcome of the vote.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AND THE BOARD OF DIRECTORS
RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following tables set forth the aggregate fees for professional services rendered by our principal accountants, Ernst & Young LLP (in thousands):
	Fiscal Years Ended December 31.
Fees	2020	2019
Audit(1)	$681	$880
Audit-Related	—	—
Tax(2)	—	48
All Other	—	—
	$681	$928

(1)
The Audit fees consist of professional services in connection with the audit of our annual financial statements, including review of our quarterly financial statements presented in our Quarterly Reports on Form 10-Q and review of audited financial statements presented in our Annual Report on Form 10-K, irrespective of the period in which the related services were rendered or billed. This category also includes technical advice on various accounting matters related to the financial statements and services rendered in connection with our securities offerings.

(2)
The Tax fees consist of professional services in connection with the preparation of our tax returns.

All fees described above were approved by the audit committee.
Pre-Approval Policies and Procedures
Our audit committee has adopted a policy and procedures for the pre-approval of all audit and non-audit services to be rendered by our independent registered public accounting firm, Ernst & Young LLP. The audit committee was established in April 2016 and pre-approved all services in connection with our initial public offering and thereafter. Under the policy, the audit committee generally pre-approves specified services in defined categories up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on a case-by-case basis for specific tasks before an engagement.
The audit committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

PROPOSAL 3: APPROVAL OF AMENDMENT TO 2016 PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE PLAN
The Everspin Technologies, Inc. 2016 Equity Incentive Plan was approved by our Board of Directors on April 25, 2016 and was approved by our stockholders on September 20, 2016. On April 6, 2018, our Board of Directors approved the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan (as amended and restated, the “2016 Plan”), which was approved by our stockholders at our 2018 annual meeting of stockholders. References in this proposal to our Board of Directors include the Compensation Committee of the Board, where applicable.
As of March 15, 2021, only 640,418 shares remained available for grant under the 2016 Plan and, assuming the current usage rate, the Company expects these remaining shares will be depleted within 3 months. In order to continue to have an appropriate supply of shares available for grant under the 2016 Plan, on March 26, 2021, the Board adopted, subject to shareholder approval, an amendment to the 2016 Plan that would increase the total number of shares of common stock reserved and available for grant by 550,000 shares (the “Amendment”). If shareholder approval is obtained, the Amendment to the 2016 Plan will be effective as of the date of this 2021 annual meeting.
After carefully forecasting our anticipated growth, hiring plans and retention needs and considering our historical grant and forfeitures rates, we anticipate that the 550,000 additional shares we seek to add to the 2016 Plan through the Amendment, combined with the 640,418 shares currently available for grant under the 2016 Plan as of March 15, 2021 and the shares that may be added to the 2016 Plan pursuant to the evergreen provisions of the 2016 Plan (described below), will be sufficient to attract and retain employees for at least the next 2 years. However, a change in business conditions or our strategy could alter this projection.
Our Compensation Committee reviewed the volume of equity awards granted during 2020 and the resulting burn rate. The Compensation Committee believes that our 2020 burn rate is reasonable and demonstrates our commitment to sound equity compensation grant practices.
As of March 15, 2021, options to purchase 2,125,208 shares with a weighted average exercise price of $4.63 and a weighted average remaining term of 6.2 years, and full value awards covering 516,508 shares, were outstanding under all of our equity plans. The 2,641,716 shares subject to outstanding awards (commonly referred to as the “overhang”) represent approximately 13.77% of our outstanding shares as of March 15, 2021. Our total overhang as of March 15, 2021, which includes the 550,000 additional shares we seek to add to the 2016 Plan through the Amendment and the 640,418 shares that remain available for grant under the 2016 Plan, is 19.98%. We believe the increase we are requesting would not result in excessive overhang for our stockholders.
Based on the closing price of the Company’s stock on the NASDAQ as of April 5, 2021, of $5.72 per share, the aggregate market value as of that date of the additional 550,000 shares of common stock proposed under the Amendment was $3,146,000.
Description of the 2016 Plan
The following is a summary of the material terms of the 2016 Plan, as amended by the proposed Amendment. This summary is qualified by reference to the full text of the 2016 Plan, as amended by the Amendment, a copy of which is attached to this proxy statement Appendix A. The following description of the 2016 Plan, as amended by the proposed Amendment, does not purport to be a complete description of the 2016 Plan. Capitalized terms used in the summary below but not defined therein have the meanings given to such terms in the 2016 Plan.
Background and Purpose of the 2016 Plan
The 2016 Plan permits the grant of stock options, RSU awards, restricted stock awards, performance awards and other awards (each individually, an “Award”). The 2016 Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, including (1) employees of Everspin and any parent or subsidiary, (2) consultants who provide services to Everspin and any parent or subsidiary, and (3) directors of Everspin.

Administration of the 2016 Plan
The Compensation Committee of the Board of Directors administers the 2016 Plan. The Committee consists of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934. Notwithstanding the foregoing, the Board of Directors may itself administer the 2016 Plan or one or more committees may be appointed to administer the 2016 Plan with respect to different groups of service providers. The Board of Directors, the compensation committee or other committee administering the 2016 Plan is referred to herein as the “Administrator.”
Subject to the terms of the 2016 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2016 Plan and outstanding Awards. The Administrator may not, however, reprice Awards or exchange Awards for other Awards, cash or a combination thereof, without the approval of the stockholders.
Shares Subject to 2016 Plan
A total of 500,000 shares of our common stock (“Shares”) were initially authorized for issuance under the 2016 Plan plus an annual increase to be added on the first day of our fiscal year, beginning on January 1, 2017, and continuing through and including January 1, 2026, by 3% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our board of directors. Pursuant to this provision, an additional 374,944 Shares were added on January 1, 2017, an additional 384,516 Shares were added on January 1, 2018, an additional 512,864 Shares were added on January 1, 2019, an additional 542,452 Shares were added on January 1, 2020, and an additional 570,946 Shares were added on January 1, 2021. On May 21, 2018, the shareholders approved an amendment adding an additional 700,000 Shares to the 2016 Plan. If the Amendment is approved at this 2021 Annual Meeting, a total of 4,135,722 Shares will be reserved for issuance under the 2016 Plan.
If an Award is cancelled, expires, or is forfeited or repurchased by Everspin for any reason without having been fully exercised or vested, the unvested, cancelled, forfeited or repurchased number of shares of our common stock generally will be returned to the available pool of Shares authorized for issuance under the 2016 Plan.
The maximum number of Shares subject to Stock Awards granted under the 2016 Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $3,000,000 in total value, or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $5,000,000.
Eligibility to Receive Awards
The Administrator selects the employees, consultants, and directors who will be granted Awards under the 2016 Plan. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants. As of March 15, 2021, Everspin had 75 employees, 15 consultants and 8 directors who are eligible to receive Awards.
Stock Options
A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 2016 Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not Everspin, to more favorable tax treatment than nonstatutory stock options). The Administrator will determine the number of Shares covered by each option, but no more than 500,000 Shares may be incentive stock options.
The exercise price of the Shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Everspin or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.
Options issued under the 2016 Plan become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration of an incentive stock option may not be later than ten years after the grant date (such term to be limited to five years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Everspin or any of parent or subsidiary of Everspin). The exercise price of each option must be paid in full at the time of exercise. The exercise price may be paid in any form as determined by the Administrator, including, but not limited to, cash, check, surrender of Shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the option is being exercised, or consideration received pursuant to a cashless exercise program.
If a participant’s service relationship with us terminates for any reason (excluding death or disability), then the participant may exercise the option within a period of time as determined by the Administrator and specified in the Award agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award). In the absence of a specified time set forth in the Award agreement, the option will remain exercisable for three months following the termination of the participant’s service relationship. If a participant’s service relationship terminates due to the participant’s disability or death, the participant (or his or her estate or beneficiary) may exercise the option within a period of time as determined by the Administrator and specified in the Award agreement to the extent the Award was vested on the date of termination of the service relationship (but in no event later than the expiration of the term of such Award). In the absence of a specified time in the Award agreement, the option will remain exercisable for the twelve months following the termination of the participant’s service due to disability or death.
Stock Appreciation Rights
Stock appreciation rights are Awards that grant the participant the right to receive an amount equal to (1) the number of Shares exercised, times (2) the amount by which Everspin’s stock price exceeds the exercise price. The Administrator sets the exercise price which cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the stock appreciation right. Everspin’s obligation arising upon the exercise of a stock appreciation right may be paid in Shares or in cash, or any combination thereof, as the Administrator may determine. The Administrator determines the terms of stock appreciation rights. A stock appreciation right will be exercisable, in whole or in part, at such time as the Administrator will specify in the Award agreement, but will expire no later than ten (10) years after the date of grant.
If a participant’s service relationship with us terminates for any reason (excluding death or disability), then the participant may exercise the stock appreciation right within a period of time as determined by the Administrator and specified in the Award agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award). In the absence of a specified time set forth in the Award agreement, the stock appreciation right will remain exercisable for three months following the termination of the participant’s service relationship. If a participant’s service relationship terminates due to the participant’s disability or death, the participant (or his or her estate or beneficiary) may exercise the stock appreciation right within a period of time as determined by the Administrator and specified in the Award agreement to the extent the Award was vested on the date of termination of the service relationship (but in no event later than the expiration of the term of such Award). In the absence of a specified time in the Award agreement, the stock appreciation right will remain exercisable for the twelve months following the termination of the participant’s service due to disability or death.
Restricted Stock
Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator may set vesting criteria based upon the achievement of company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities laws or any other basis determined by the Committee. The Administrator will determine the number of Shares of restricted stock granted to any employee, consultant or director.
Unless the Administrator determines otherwise, Shares of restricted stock will be held by Everspin as escrow agent until any restrictions on the Shares have lapsed. The Administrator may accelerate the time at which any restriction may lapse or be removed. On the date set forth in the Award agreement, all unvested restricted stock will be forfeited to Everspin.
RSUs
Awards of RSUs are Shares that vest in accordance with terms and conditions established by the Administrator. The Administrator determines the number of RSUs granted to any employee, consultant or director.
In determining whether an Award of RSUs should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting it determines to be appropriate. The number of RSUs paid out to the participant will vary depending on the extent to which the vesting criteria are met. The Administrator may set vesting criteria based upon the achievement of company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities laws or any other basis determined by the Committee. Upon satisfying the applicable vesting criteria, the participant shall be entitled to the payout specified in the Award agreement. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator, in its sole discretion, may pay earned RSUs in cash, Shares, or a combination thereof. Shares represented by RSUs that are fully paid in cash will again be available for grant under the 2016 Plan. An Award agreement may provide that all unearned RSUs may be cancelled and will be forfeited to Everspin on the date set forth in the Award agreement.
Performance Stock Awards
Performance stock awards are Awards that will result in a payment to a participant only if performance objectives established by the Administrator are achieved or the Awards otherwise vest. The Administrator may set vesting criteria based upon the achievement of company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities laws or any other basis determined by the Committee.
Performance stock awards have an initial value equal to the fair market value of a share on the date of grant. Performance stock awards may be granted to employees, consultants or directors at any time as shall be determined by the Administrator in its sole discretion. Subject to the terms of the 2016 Plan, the Administrator will have complete discretion to determine the number of shares subject to a performance share award and the conditions that must be satisfied, which conditions typically will be based principally or solely on achievement of performance milestones but may include a service based component. Subject to the terms of the 2016 Plan, the Administrator will determine the number of performance stock awards granted to a service.
On the date set forth in the Award agreement, all unearned or unvested performance stock awards will be forfeited to Everspin.
Clawback/Recovery.
All Awards granted under the 2016 Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.
Merger or Change in Control
In the event of a merger or “change in control” of Everspin, the successor corporation will either assume or provide a substitute award for each outstanding Award. In the event the successor corporation refuses to assume or provide a substitute award, the Award will immediately vest and become exercisable as to all of the Shares subject to such Award, or, if applicable, the Award will be deemed fully earned and will be paid out prior to the merger or change in control. In addition, if an option, stock appreciation right or right to purchase restricted stock has become fully vested and exercisable in lieu of assumption or substitution, the Committee will provide at least five days’ notice that the option, stock appreciation right or right to purchase restricted stock will immediately vest and become exercisable as to all of the Shares subject to such Award and all outstanding options, stock appreciation rights and rights to purchase restricted stock will terminate upon the expiration of such notice period.
Changes to Capital Structure
In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2016 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued upon the exercise of incentive stock options, and (4) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions
In the event of a Corporate Transaction, each outstanding award will be treated as the Administrator determines unless otherwise provided in an award agreement or other written agreement between us and the award holder. The Administrator may (1) arrange for the assumption, continuation or substitution of a stock award by a successor corporation; (2) arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation; (3) accelerate the vesting, in whole or in part, of the stock award and provide for its termination prior to the transaction; (4) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us; (5) cancel or arrange for the cancellation of the stock award prior to the transaction and pay and pay such cash payment, or no consideration, determined by the board; or (6) make a payment, in the form determined by the board, equal to the excess, if any, of the value of the property the participant would have received upon exercise of the awards prior to the transaction over any exercise price payable by the participant in connection with the exercise. The Administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner.
In the event of a Change in Control, awards granted under the 2016 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.
Transferability
A participant may not transfer stock awards under our 2016 Plan other than by will, the laws of descent and distribution or as otherwise provided under our 2016 Plan.
2016 Plan Amendment or Termination
Our board of directors has the authority to amend, suspend, or terminate our 2016 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted our 2016 Plan. No stock awards may be granted under our 2016 Plan while it is suspended or after it is terminated.
Federal Tax Aspects
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Everspin of Awards granted under the 2016 Plan based on federal income tax laws in effect on January 31, 2021. Tax consequences for any particular individual may be different.
Nonstatutory Stock Options
No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.
Incentive Stock Options
No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.
Stock Appreciation Rights
No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.
Restricted Stock and Performance Stock Awards
A participant will not have taxable income upon grant unless he or she elects to be taxed at that time by making a Section 83(b) election. Instead, he or she generally will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.
RSUs
A participant receiving an RSU structured to conform to the requirements of Section 409A of the Internal Revenue Code, or an exception from Section 409A of the Internal Revenue Code, will have taxable income at the time the RSU is settled and the cash or the shares of Everspin’s common stock is delivered equal to the excess, if any, of the cash or the fair market value of the shares of Everspin’s common stock received over any amount paid by the participant in exchange for the cash or shares of Everspin’s common stock.
Section 280G and Parachute Payments
Acceleration of vesting or payment of Awards under the 2016 Plan in the event of a change of control may cause part or all of the amount involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code. Such treatment may subject the participant to a 20% excise tax and preclude deduction of such amounts by Everspin.
Section 409A and Deferred Compensation
Under Section 409A of the Internal Revenue Code, certain Awards granted under the 2016 Plan may be treated as nonqualified deferred compensation. Section 409A of the Internal Revenue Code imposes on persons with nonqualified deferred compensation that does not meet the requirements of Section 409A of the Code (i) taxation immediately upon vesting of the nonqualified deferred compensation and earnings thereon (regardless of whether the compensation is then paid); (ii) interest at the underpayment rate plus 1%; and (iii) an additional 20% tax.
Tax Effect for the Company
Everspin generally will be entitled to a tax deduction in connection with an Award under the 2016 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Subject to the $1 million deduction limitations of Section 162(m) of the Code, the Company will be entitled to a concurrent tax deduction equal to the ordinary income recognize by the participant.
Also as discussed above, certain amounts paid in connection with a change of control could be treated as an “excess parachute payment” and preclude Everspin from taking a tax deduction for such amounts.
New Plan Benefits
All Awards under the 2016 Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan, as amended by the proposed Amendment, are not determinable at this time.
Equity Incentive Plan Benefits
The following table shows, for each of the Named Executive Officers (as defined in this proxy statement) and the various groups indicated, the number of stock options and RSUs underlying shares of Everspin common stock that have been granted (even if not currently outstanding) under the 2016 Plan since its approval by the stockholders in 2016 and through March 15, 2021.
Name and position	Number of shares subject to grant (#)
Kevin Conley, Former President and Chief Executive Officer	655,276
Daniel Berenbaum, Chief Financial Officer	105,770
Sanjeev Aggarwal, Vice President Technology R&D	182,944
All Current Executive Officers as a Group	573,677
All Current Non-Executive Directors as a Group	451,233
All Employees as a Group (including all current non-executive officers)	4,629,785
Nominees for Director:
Darin Billerbeck	145,359
Geoffrey R. Tate	80,264
Lawrence G. Finch	53,131
Michael B. Gustafson	70,609
Geoffrey Ribar	68,131
Each Associate of any Director, Executive Officer or Director Nominee	—
Each Other Current 5% Holder or Future 5% Recipient	—
Required Vote and Board of Directors Recommendation
Approval of Proposal 3 requires the affirmative vote of a majority of the shares present at the annual meeting or represented by proxy and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

MANAGEMENT
The following table shows information for our current executive officers as of the date of this proxy statement.
Name	Age	Position(s)
Darin Billerbeck	61	Executive Chairman of the Board and Interim Chief Executive Officer
Daniel Berenbaum*	51	Chief Financial Officer
Sanjeev Aggarwal, Ph.D.	53	Vice President, Technology R&D
Troy Winslow	53	Vice President, Sales and Marketing

*
On March 29, 2021, Mr. Berenbaum notified the Company of his decision to resign as Chief Financial Officer. Mr. Berenbaum’s last day with the Company is expected to be on April 16, 2021.

Executive Officers
For the biography of Mr. Billerbeck, see “Proposal 1: Election of Directors” above.
Daniel Berenbaum has served as our Chief Financial Officer since July 2020. Prior to his role at Everspin, Mr. Berenbaum worked at GLOBALFOUNDRIES, the world’s leading specialty semiconductor foundry, where he held various executive positions from May 2013 to June 2020. Most recently, from April 2018 to June 2020, he served as Vice President, Finance and Chief Financial Officer, Asia/Pacific, and was responsible for manufacturing controlling, accounting, and shared services, as well as driving M&A for the region. Mr. Berenbaum’s previous roles at GLOBALFOUNDRIES include: Chief of Staff, Office of the CEO, from August 2017 to April 2018, where he helped to set priorities for the organization and assisted the senior leadership team in driving timely and optimized business decisions; Head, Global Capital Procurement, from April 2016 to August 2017, where he was responsible for GLOBALFOUNDRIES’ multi-billion dollar annual capital spending and maintenance budget across five major sites; and Senior Director, Finance, from May 2013 to August 2016, where he was responsible for the financial performance of GLOBALFOUNDRIES’ Singapore manufacturing operations. Prior to GLOBALFOUNDRIES, Mr. Berenbaum spent a decade at various institutional equity and trading firms on Wall Street in analyst and leadership roles, where he accumulated extensive investment experience across the semiconductor space. His earlier experience includes seven years in various technical and management roles at Applied Materials, as well as five years as a nuclear power trained surface line officer in the United States Navy. Mr. Berenbaum has a B.S. in History from the United States Naval Academy.
Sanjeev Aggarwal, Ph.D. has served as our Chief Technology Officer since January 2021. He continues to serve as our Vice President, Technology R&D, a position he has held since October 2017. He directs projects from technology definition to qualification, driving cross functional alignment across various departments, and manages joint development agreements for technology transfer and production. He served as our Vice President, Manufacturing and Process Development from March 2010 to September 2017, where he supervised research and development efforts for integration of spin torque MRAM onto CMOS and managed our production for Field Switched MRAM on 200mm and ST-MRAM on 300mm wafers. From June 2008 to February 2010, Dr. Aggarwal served as our Director, Manufacturing and Process Technology. From September 2006 to May 2008, Dr. Aggarwal was senior member of the technical staff at Freescale Semiconductor, Inc. and led the integration efforts for Field Switched MRAM development. From July 2000 to August 2006, Dr. Aggarwal was member Group Technical Staff at Texas Instruments. Dr. Aggarwal received his bachelor’s degree in ceramic engineering from Indian Institute of Technology (BHV) Varanasi, and doctorate in materials science and engineering from Cornell University.
Troy Winslow has served as our Vice President, Sales and Marketing since December 2019, and as our Vice President, Global Sales from March 2019 to December 2019. Prior to joining Everspin, he was Vice President of Sales at Microsemi Corporation, responsible for sales of timing, storage and networking components and systems including RAID adapters, where he joined when Microsemi acquired PMC-Sierra in 2016. Mr. Winslow served as Senior Director of Product and Channel Marketing at PMC-Sierra from September 2014 to January 2016, where he was responsible for their component and system marketing as well as channel marketing worldwide. Prior to joining PMC-Sierra, Winslow served more than 16 years at Intel Corporation in various sales and marketing management positions, predominantly in multiple flash memory component and solid-state drive (SSD) businesses. Mr. Winslow holds a B.S. degree in Managerial Economics from the University of California Davis and an MBA from the Haas School of Business at the University of California Berkeley.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides certain information concerning the compensation earned by each of the following individuals (the “Named Executive Officers”): each person who served as our principal executive officer during 2020; and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2020:
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Stock Options(1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Kevin Conley(2)	2020	$400,000	$200	$217,498	$175,718	$—	$541,399(3)	$1,334,815
Former President and	2019	$400,000	$1,000	$95,250	$232,068	$180,000(4)	$700	$909,018
Chief Executive Officer
Daniel Berenbaum(5)	2020	$137,097	$30,000(6)	$269,000	$180,790	$29,823(4)	$348	$647,058
Chief Financial Officer
Sanjeev Aggarwal, Ph.D.(5)	2020	$250,599	$1,033	$61,833	$69,641	$32,327(4)	$778	$416,211
Vice President, Technology R&D

(1)
The amount represents the aggregate grant date fair value of an RSU award or option award, as applicable, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amount are described in Note 2 to our financial statements included in our Annual Report.

(2)
Mr. Conley served as our President and Chief Executive Officer until December 31, 2020.

(3)
For each of the Named Executive Officers, the amount includes life insurance premiums paid. For Mr. Conley, the amount also includes (i) $400,000 that is payable to Mr. Conley beginning in March 2021, (ii) $123,536 incremental modification date fair value of Mr. Conley’s accelerated stock options and RSUs and (iii) $17,085 that is payable to Mr. Conley for COBRA benefits, in each case pursuant to Mr. Conley’s severance agreement. See “— Executive Employment/Severance Agreements — Kevin Conley” for additional information.

(4)
Although this amount was earned as non-equity inventive plan compensation, it was paid, at the discretion of the compensation committee, in the form of fully vested RSUs.

(5)
Messrs. Berenbaum and Aggarwal were not Named Executive Officers in 2019 and, accordingly, their compensation for 2019 has been omitted. Mr. Berenbaum began serving as our Chief Financial Officer in July 2020 when he joined the Company.

(6)
This amount represents a sign-on cash bonus that Mr. Berenbaum received upon joining the Company, subject to his employment as our Chief Financial Officer for a one-year period. On March 29, 2021, Mr. Berenbaum notified the Company of his decision to resign as Chief Financial Officer. Mr. Berenbaum’s last day with the Company is expected to be on April 16, 2021.

2020 Executive Officer Compensation
In reviewing this section, please note that we are an emerging growth company and under the JOBS Act are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of Regulation S-K. The disclosure in this section is intended to supplement the SEC-required disclosure and it is not a Compensation Discussion and Analysis.
Objectives and Philosophy of Our Executive Compensation Program
We recognize that our ability to excel as a company depends on the integrity, knowledge, imagination, skill, diversity and teamwork of our Named Executive Officers and employees. To this end, we strive to create an environment of mutual respect, encouragement and teamwork that rewards commitment and performance and that is responsive to the needs of our Named Executive Officers and employees.
Compensation Committee Processes and Role in Determining Executive Compensation
The compensation committee of our Board of Directors is tasked with, among other things, setting compensation for our executive officers, including the Named Executive Officers identified above, evaluating and recommending compensation plans and programs to our Board of Directors and awards under those plans, and administering our incentive and equity-based compensation plans. Various members of management and other employees as well as outside advisors or consultants are invited from time to time by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in meetings. Members of our executive management team advise and inform the compensation committee regarding potential company-wide and individual performance objectives with respect to incentive compensation plans and provide evaluations of the achievements of employees under their respective supervision.
Components of Our Executive Compensation Program
The individual components of our executive compensation program consist primarily of: (a) base salary, (b) annual, performance-based bonuses, (c) long-term equity incentives and (d) retirement savings opportunities and various other employee benefits. In addition, we provide protection for post-termination benefits in certain instances. We determine the appropriate level for each compensation component based in part, but not exclusively, on our understanding of the market in which we compete for talent, the unique skills and experience of our Named Executive Officers, the length of service of our Named Executive Officers, our overall performance and other considerations we deem relevant. We expect our compensation committee to make compensation decisions that are consistent with our recruiting and retention goals. We review each compensation component for internal equity and consistency between Named Executive Officers with similar levels of responsibility.
Each of the individual components of our Named Executive Officers’ compensation is discussed in more detail below. We do not currently have any specific policies for allocating compensation between short- and long-term compensation or cash and non-cash compensation, although our strategy is to tie a greater percentage of total compensation to stockholder returns through the use of equity incentives. While we have identified particular compensation objectives that each component of our Named Executive Officers’ compensation serves, our compensation programs are designed to be flexible and complementary and to collectively serve all of the compensation objectives described above.
Base Salary
Base salaries for our Named Executive Officers are determined by members of our compensation committee and other members of our Board of Directors based on their experience and review of industry surveys. Salaries are reviewed by our compensation committee on a periodic basis and may be adjusted from time-to-time. The 2020 annual base salaries for our named executive officers were established at $400,000 for Mr. Conley, $300,000 for Mr. Berenbaum, and $250,599 for Mr. Aggarwal.
Annual Performance-Based Bonuses
Annual performance-based bonuses for our Named Executive Officers are designed to align their interests with the interests of our stockholders. At the beginning of each year, the Board of Directors in consultation with the Chief Executive Officer (other than with respect to the Chief Executive Officer) establishes corporate objectives that it believes are the most significant goals for the company in the upcoming year that are critical to the success of the company in the short and long-term. The company does not disclose the specific goals as they contain competitively sensitive information. The amount payable to each named executive officer was based on the attainment of pre-established corporate performance goals, which is subject to the discretion of the compensation committee, and the full Board of Directors in the case of our Chief Executive Officer. The performance awards actually paid are set forth in the Summary Compensation Table above under “Non-Equity Incentive Plan Compensation.” The performance awards for 2020 were paid, at the discretion of the compensation committee, in the form of fully vested RSUs. Mr. Conley did not earn an annual performance-based bonus in 2020.
For 2020, the compensation committee approved the Everspin Technologies, Inc. 2020 Executive Bonus Goals against which executive officers’ target bonuses would be assessed for determining executive officers’ actual bonuses for 2020 performance. The bonus goals comprised seven different categories, two of which are financial goals and five of which are technology development goals. Actual 2020 bonus for each executive officer were determined based upon percentage achievement of the established bonus goals multiplied by the executive officer’s target bonus. Mr. Conley’s target bonus was 75% of base annual salary, Mr. Berenbaum’s target bonus was 50% of base annual salary (prorated for 2020, with a minimum guaranteed amount of 50% of the prorated amount), and Mr. Aggarwal’s target bonus was 30% of base annual salary.
Long-Term Equity Incentives
We believe that the achievement of our business and financial objectives should be reflected in the value of our equity, thereby increasing stockholder value. To that end, our Named Executive Officers will be incentivized to achieve these objectives when a larger percentage of their total compensation is tied to the value of our shares. We believe that granting our Named Executive Officers stock options provides a meaningful incentive to achieve increases in the value of our stock price over time, as they will be able to profit from stock options only if our stock price increases relative to the stock option’s exercise price. In addition, we believe that granting RSUs subject to vesting conditions provides a meaningful incentive to achieve increases in the value of our stock price over time, as they will be able to profit from the increase in the value of the shares underlying the RSU and because, as vesting is based on continued employment, our RSUs also encourage the retention of our Named Executive Officers through the vesting period of the RSUs. In determining the size and vehicle (options vs. RSUs vs. other award type) of the long-term equity incentives to be awarded to our Named Executive Officers, the compensation committee takes into account a number of factors, such as job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to the company and the size of prior equity grants.
During 2020, the compensation committee granted the following long-term incentive awards to our Named Executive Officers:
Name	Stock Options Awarded (#)	RSUs Awarded (#)
Kevin Conley	105,000	15,000
Daniel Berenbaum	50,000	50,000
Sanjeev Aggarwal	45,000	7,500
The stock option awards have a vesting schedule of 36 monthly installments after a 25% cliff vesting on the first anniversary of the respective grant dates (first anniversary of Mr. Berenbaum’s start date with respect to his stock option award). The RSU awards vest 25% annually over four years from the respective grant dates. For additional information regarding the accelerated vesting of certain of Mr. Conley’s equity awards pursuant to his severance agreement, see “— Executive Employment/Severance Agreements — Kevin Conley”.

2020 Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2020:
	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested(#)	Market Value of Shares or Units of Stock That Have Not Yet Vested($)(1)
Name	Exercisable(#)	Unexercisable(#)
Kevin Conley	16,250	—	7.88	3/23/2027
	325,000	75,000(2)	7.64(3)	8/31/2027
	27,500	32,500(4)	6.35	2/10/2029
	—	60,000(5)	2.50	3/24/2030
	—	45,000(6)	2.56	4/6/2030
					26,250(7)	120,750
Daniel Berenbaum	—	50,000(8)	5.38	8/17/2030
					50,000(9)	230,000
Sanjeev Aggarwal	1,923	—	4.42	6/18/2022
	20,705	—	4.42	5/12/2024
	24,768	—	6.63(10)	7/11/2026
	6,875	3,125(11)	9.12	3/12/2028
	9,166	10,834(12)	6.35	2/10/2029
	—	30,000(13)	2.23	3/23/2030
	—	15,000(14)	2.56	4/06/2030
					13,500(15)	62,100

(1)
For the purpose of determining market value, we assumed a stock price of $4.60, the closing sale price per share of our common stock on December 31, 2020, the last business day of our last fiscal year.

(2)
Represents a stock option award to purchase 400,000 shares of common stock granted on September 1, 2017, which were to vest in 48 equal increments on a monthly basis through September 1, 2021. See “— Executive Employment/Severance Agreements — Kevin Conley” for information regarding the accelerated vesting of Mr. Conley’s equity awards pursuant to his severance agreement.

(3)
The shares subject to this option were originally issued with an exercise price of $16.25 and were repriced on February 22, 2018.

(4)
Represents a stock option award to purchase 60,000 shares of common stock granted on February 11, 2019, of which 25% vested on February 11, 2020, and the remainder which were to vest in equal increments on a monthly basis thereafter through February 11, 2023. See “— Executive Employment/Severance Agreements — Kevin Conley” for information regarding the accelerated vesting of Mr. Conley’s equity awards pursuant to his severance agreement.

(5)
Represents a stock option award to purchase 60,000 shares of common stock granted on March 25, 2020, of which 25% vested on March 25, 2021, and the remainder which were to vest in equal increments on a monthly basis thereafter through March 25, 2024. See “— Executive Employment/Severance Agreements — Kevin Conley” for information regarding the accelerated vesting of Mr. Conley’s equity awards pursuant to his severance agreement.

(6)
Represents a stock option award to purchase 45,000 shares of common stock granted on April 7, 2020, of which 25% will vest on April 7, 2021, and the remainder which were to vest in equal increments on a monthly basis thereafter through April 7, 2024. See “— Executive Employment/Severance Agreements — Kevin Conley” for information regarding the accelerated vesting of Mr. Conley’s equity awards pursuant to his severance agreement.

(7)
Represents (i) an RSU award granted on February 11, 2019 of which the remaining 11,250 RSUs vested or were to vest in equal increments on February 11, 2021, February 11, 2022 and February 11, 2023; and (ii) an RSU award granted on March 25, 2020 of which 15,000 RSUs vested or were to vest in equal increments on March 25, 2021, March 25, 2022, March 25, 2023 and March 25, 2024. See “— Executive Employment/Severance Agreements — Kevin Conley” for information regarding the accelerated vesting of Mr. Conley’s equity awards pursuant to his severance agreement.

(8)
Represents a stock option award to purchase 50,000 shares of common stock granted on August 18, 2020, of which 25% will vest on July 15, 2021, and the remainder vests in equal increments on a monthly basis thereafter through July 15, 2024.

(9)
Represents an RSU award granted on August 18, 2020 of which 50,000 RSUs will vest in equal increments on July 15, 2021, July 15, 2022, July 15, 2023 and July 15, 2024.

(10)
The shares subject to this option were originally issued with an exercise price of $15.86 and were repriced on December 16, 2016.

(11)
Represents a stock option award to purchase 10,000 shares of common stock granted on March 13, 2018, of which 25% vested on March 13, 2019, and the remainder vests in equal increments on a monthly basis thereafter through March 13, 2022.

(12)
Represents a stock option award to purchase 20,000 shares of common stock granted on February 11, 2019, of which 25% vested on February 11, 2020, and the remainder vests in equal increments on a monthly basis thereafter through February 11, 2023.

(13)
Represents a stock option award to purchase 30,000 shares of common stock granted on March 24, 2020, of which 25% vested on March 24, 2021, and the remainder vests in equal increments on a monthly basis thereafter through March 24, 2024.

(14)
Represents a stock option award to purchase 15,000 shares of common stock granted on April 7, 2020, of which 25% will vest on April 7, 2021, and the remainder vests in equal increments on a monthly basis thereafter through April 7, 2024.

(15)
Represents (i) an RSU award granted on November 15, 2017 of which the remaining 1,000 RSUs will vest on October 1, 2021; (ii) an RSU award granted on March 13, 2018 of which the remaining 1,250 RSUs vested or will vest in equal increments on March 13, 2021 and March 13, 2022; (iii) an RSU award granted on February 11, 2019 of which the remaining 3,750 RSUs vested or will vest in equal increments on February 11, 2021, February 11, 2022 and February 11, 2023; and (iv) an RSU award granted on March 24, 2020 of which 7,500 RSUs vested or will vest in equal increments on March 24, 2021, March 24, 2022, March 24, 2023 and March 24, 2024.

Employee Benefits
We provide standard employee benefits to our full- and part-time employees, including our Named Executive Officers, in the United States (in the case of part-time, those that work 30 or more hours per week), including health, disability and life insurance and a 401(k) plan as a means of attracting and retaining our executives and employees.
Pension Benefits
We do not maintain any defined benefit pension plans.
Non-qualified Deferred Compensation
We do not maintain any non-qualified deferred compensation plans.
Executive Employment/Severance Agreements
We have entered into employment agreements with each of our Named Executive Officers in connection with their employment. The agreements generally provide for at-will employment and set forth the named executive officer’s initial base salary, initial equity grant amount and eligibility for employee benefits. In addition, each of our Named Executive Officers has executed a form of our standard confidential information and invention assignment agreement.
Kevin Conley
Mr. Conley served as our President and Chief Executive Officer from September 1, 2017 through December 31, 2020. In connection with Mr. Conley’s appointment as President and Chief Executive Officer, we entered into an employment agreement with Mr. Conley. Mr. Conley’s executive employment agreement provided that if Mr. Conley’s employment was terminated without cause or he resigned for good reason, and Mr. Conley signed a liability release in favor of Everspin and allowed it to become effective, Mr. Conley was entitled to: (i) continuation payments over a twelve month severance period of his twelve month base salary; (ii) payment by Everspin of COBRA premiums to continue health insurance coverage for himself and his eligible dependents for up to twelve months; and (iii) twelve months of accelerated vesting of Mr. Conley’s equity awards.
In connection with Mr. Conley’s resignation as President and Chief Executive Officer of the Company, on December 22, 2020, the Company and Mr. Conley entered into a separation agreement that provided him, in exchange for signing a general release of claims in favor of the Company, with the payments and benefits he would be entitled to under his employment agreement for a termination without cause or resignation for good reason as described above, including the accelerated vesting of Mr. Conley’s equity awards that would have vested in the 12-month period following his separation date on January 30, 2021.
Daniel Berenbaum
Mr. Berenbaum became our Chief Financial Officer effective July 15, 2020. In connection with Mr. Berenbaum’s appointment as our Chief Financial Officer, we entered into an employment agreement with Mr. Berenbaum in June 2020. Pursuant to the terms of the agreement, Mr. Berenbaum is entitled to an annual base salary of $300,000 and is eligible for an annual target bonus of 50% of his base salary (prorated for 2020, with a minimum guaranteed amount of 50% of the prorated amount). Mr. Berenbaum also received a stock option award to purchase 50,000 shares and an RSU award to acquire 50,000 shares of Everspin common stock. Additionally, Mr. Berenbaum received a sign-on bonus of $30,000, subject to his employment as our Chief Financial Officer for a one-year period. The stock option award vests over four years with 25% vesting on the one-year anniversary of Mr. Berenbaum’s start date and the remainder vesting monthly thereafter, and the RSU award vests over four years in four annual tranches of 25% each. In addition, Mr. Berenbaum is a participant in the Company’s CIC Plan (as defined below), pursuant to which, in the event of termination of his employment with Everspin other than for cause or his voluntary termination of his employment for good reason within three months prior to, or 12 months following, a change of control of Everspin, Mr. Berenbaum will receive 6 months base salary, full target bonus, 6 months health insurance coverage and 6 months accelerated vesting of his equity awards.
On March 29, 2021, Mr. Berenbaum notified the Company of his decision to resign as Chief Financial Officer. Mr. Berenbaum’s last day with the Company is expected to be on April 16, 2021.
Sanjeev Aggarwal
Mr. Aggarwal became our Chief Technology Officer (“CTO”) effective January 14, 2021 and continues to serve as our Vice President, Technology R&D. He is entitled to an annual base salary of $259,599 and is eligible for an annual target bonus of 30% of his base salary. In connection with Mr. Aggarwal’s appointment as CTO, he also received a restricted stock award of $50,000, which vests ratably over 12 months in 2021. In addition, Mr. Aggarwal is a participant in the Company’s CIC Plan, pursuant to which, in the event of termination of his employment with Everspin other than for cause or his voluntary termination of his employment for good reason within three months prior to, or 12 months following, a change of control of Everspin, Mr. Aggarwal will receive 12 months base salary, full target bonus, 12 months health insurance coverage and 12 months accelerated vesting of his equity awards.
Executive Change in Control Plan
On March 10, 2020, the compensation committee approved an Executive Severance and Change in Control Plan (the “CIC Plan”). Pursuant to the CIC Plan, in the event the employment of our Chief

Executive Officer (the “CEO”) or Vice President of Technology R&D (the “VP of Technology R&D”) is terminated by us or any acquirer or successor without Cause or for Good Cause (as such terms are defined therein) during the period commencing three months prior to a Change in Control and ending 12 months — or in the case of the CEO, 18 months — following a Change in Control (the “Change in Control Period”), then, subject to his execution and non-revocation of a general release of claims in favor of us within 45 days following the date of such termination, we will be obligated to provide the following payments and benefits to each of the CEO and VP of Technology R&D:
1.
a lump sum cash payment equal to 12 months of the executive officer’s then-current base salary

2.
a payment of the executive officer’s target incentive bonus payouts in the amounts equal to 100% of the executive officer’s incentive bonus target;

3.
payment of an amount equal to the monthly employer contribution we would have made to provide the executive officer with health insurance if he had remained employed by we until 12 months following the date of termination; and

4.
accelerate the vesting of the shares subject to any Equity Awards (as defined in the CIC Plan) held by the executive officer on the date of termination such that the then unvested Equity Awards shall vest and become exercisable if the executive officer had completed an additional 12 months of employment following the termination date.

In addition, pursuant to the CIC Plan, in the event the employment of any of our other Vice Presidents is terminated by us or any acquirer or successor without Cause or for Good Reason within during the Change in Control Period, then, subject to his or her execution and non-revocation of a general release of claims in favor of us within 45 days following the date of such termination, we will be obligated to provide the following payments and benefits to each of the other Vice Presidents:
1.
a lump sum cash payment equal to 6 months of the Vice President’s then-current base salary;

2.
a payment of the Vice President’s target incentive bonus payouts in the amounts equal to 100% of the Vice President’s incentive bonus target for the year in which the closing of the sale event occurred;

3.
if the Vice President elects to continue his or her group healthcare benefits, payment of an amount equal to the monthly employer contribution we would have made to provide the Vice President with health insurance if he or she had remained employed by us until 6 months following the date of termination; and

4.
accelerate the vesting of the shares subject to any Equity Awards held by the Vice President on the date of termination such that the then unvested Equity Awards shall vest and become exercisable if the Vice President completed an additional 6 months of employment following the termination date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our common stock as of March 15, 2021, for:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•
each Named Executive Officer;

•
each of our directors; and

•
all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 15, 2021, are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentages of beneficial ownership of our common stock in the table is based on 19,184,416 shares of common stock issued and outstanding on March 15, 2021.
Name of Beneficial Owners	Shares Owned	Shares Exercisable Within 60 days	Total Shares Beneficially Owned	Percentage of Beneficial Ownership
5% Stockholders:
Entities affiliated with NV Partners(1)	2,260,991	—	2,260,991	11.8%
AWM Investment Company, Inc.(2)	1,878,597	—	1,878,597	9.8%
Entities affiliated with Sigma Partners(3)	1,240,366	—	1,240,366	6.5%
Directors and Named Executive Officers:
Darin Billerbeck	23,672	51,166	74,838	*
Lawrence G. Finch(4)	324,983	24,000	348,983	1.8%
Ronald C. Foster	17,733	40,250	57,983	*
Michael B. Gustafson	30,099	40,250	70,349	*
Peter Hébert	14,892	24,000	38,892	*
Stephen J. Socolof(5)	2,275,883	24,000	2,299,883	12.0%
Geoffrey Ribar	11,892	36,166	48,058	*
Geoffrey R. Tate(6)	118,252	46,326	164,578	*
Daniel Berenbaum	3,849	—	3,849	*
Sanjeev Aggarwal	14,713	82,022	96,735	*
Kevin Conley	102,462	—	102,462	*
All directors and executive officers as a group
(11 persons)(7)	2,835,968	406,616	3,242,584	16.6%

*
Represents beneficial ownership of less than one percent of the outstanding common stock.

(1)
Consists of (a) 1,966,081 shares held by NV Partners IV LP, over which NV Partners IV LP has sole voting and dispositive power, and (b) 294,910 shares held by NV Partners IV-C LP (together with NV Partners IV LP, the “NVP Funds”), over which NV Partners IV-C LP has sole voting and dispositive power. NVPG IV, LLC is the general partner of NV Partners IV LP and NV Partners IV-C LP, and has shared voting and dispositive power over all of these shares. Andrew Garman, Stephen Socolof and Thomas Uhlman are the managing members of NVPG IV, LLC, and share voting and dispositive power with respect to the shares held by such entity. The address for each of the entities affiliated with NV Partners is 430 Mountain Avenue, Suite 404, 4th Floor, Murray Hill, NJ 07974.
(2)
Based on a Schedule 13G/A filed with the SEC on February 12, 2021, reporting beneficial ownership as of December 31, 2020. AWM Investment Company, Inc. (“AWM”) has sole voting and dispositive power over the shares. AWM is the investment adviser to Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Cayman Fund, L.P. (“Cayman”), Special Situations Technology Fund, L.P. (“TECH”) and Special Situations Technology Fund II, L.P. (“TECH II”), (SSFQP, Cayman, TECH and TECH II will hereafter be referred to as the “Funds”). As the investment adviser to the Funds, AWM holds sole voting and investment power over 688,767 shares held by SSFQP, 262,023 shares held by Cayman, 143,074 shares held by TECH and 784,733 shares held by TECH II. The address of AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(3)
Based on a Schedule 13G filed with the SEC on February 9, 2017, reporting beneficial ownership as of December 31, 2016. Consists of (a) 39,224 shares held by Sigma Associates 8, L.P., (b) 12,716 shares held by Sigma Investors 8, L.P. and (c) 1,188,426 shares held by Sigma Partners 8, L.P. Each of these entities have sole voting and dispositive power over the shares held by them. Sigma Management 8, L.L.C. is the general partner of Sigma Associates 8, L.P., Sigma Investors 8, L.P. and Sigma Partners 8, L.P., and has sole voting and investment power with respect to all of the shares, but disclaims beneficial ownership of the shares held by these entities, except to the extent of its pecuniary interests therein. The address for each of the Sigma Funds is 2105 S. Bascom Avenue, Suite 370, Campbell, CA 95008.

(4)
Consists of (a) 283,022 shares of common stock held by Mr. Finch and (b) 41,961 shares of common stock held by the Lawrence G and Janice C. Finch Revocable Trust, of which Mr. Finch is a trustee. Mr. Finch shares voting and investment power with respect to such shares with Janice Finch.

(5)
Includes the shares held by the NVP Funds. See footnote 1 above.

(6)
Consists of (a) 14,892 shares of common stock held by Mr. Tate and (b) 103,360 shares of common stock held by the Tate Family Trust Dated 9/30/98, of which Mr. Tate is a trustee. Mr. Tate shares voting and investment power with respect to such shares with Colleen Tate.

(7)
Consists of shares beneficially owned by each executive officer and director, as reflected in the table above, except that Mr. Conley was no longer an executive officer on March 15, 2021 and his shares have been excluded from this total, and the shares beneficially owned by one other executive officer not listed individually in the table were included.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely on a review of such reports filed electronically with the SEC and written representations that no other reports were required during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to our reporting persons were made and made timely.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2020:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants or Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	2,689,647	$4.72	708,102
Equity compensation plans not approved by security holders	—	—	—
Total	2,689,647		708,102

(1)
The number of shares remaining available for future issuance includes 179,219 shares available under the 2016 Plan and 526,683 shares available under the Everspin Technologies, Inc. 2016 Employee Stock Purchase Plan (“2016 ESPP”). As of March 15, 2021, a total of 717,178 shares remained available for future issuance under the 2016 ESPP. The maximum number of shares subject to purchase rights under the 2016 ESPP is a function of stock price and total employee contributions. As such, Everspin cannot reasonably determine the number of shares subject to purchase rights as of March 15, 2021, and such shares are not reflected in the amount subject to rights outstanding. The weighted average exercise price of outstanding options, warrants and rights includes 416,742 shares subject to RSUs, which have no exercise price. The weighted average exercise price of outstanding options, excluding the RSUs, was $5.58.

The number of shares of common stock reserved for issuance under the 2016 Plan automatically increases on January 1 of each year through and including January 1, 2026, by 3% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.
The number of shares of common stock reserved for issuance under the 2016 ESPP automatically increases on January 1 of each year through and including January 1, 2026, by 1% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2019, there have been no transactions to which we have been a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND AVAILABLE INFORMATION
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Everspin stockholders will be “householding” our proxy materials, including the Notice. A single Notice and, if applicable, a single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and, if applicable, other proxy materials, please notify your broker or direct your written or oral request to Computershare, Inc., 211 Quality Circle, Suite 210, College Station, TX 77845, telephone number 800-736-3001. You may also direct a written or oral request for the separate Notice and, if applicable, other proxy materials to: Everspin Technologies, Inc., Attn: Investor Relations, 5670 W. Chandler Blvd., Suite 100, Chandler, Arizona 85226, telephone number (480) 347-1111. Upon receipt of a written or oral request as set forth above, we will promptly deliver to you a separate Notice and if applicable, other proxy materials. Stockholders who currently receive multiple copies of the Notice and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker or Computershare Investor Services.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,
/s/ Darin Billerbeck

Darin Billerbeck
Interim Chief Executive Officer and
Executive Chairman of the Board
April 6, 2021
A copy of Everspin’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2020, is available without charge upon written request to: Everspin Technologies, Inc., Attn: Investor Relations, 5670 W. Chandler Blvd., Suite 100, Chandler, Arizona 85226.

Appendix A
AMENDMENT TO THE
EVERSPIN TECHNOLOGIES, INC. AMENDED AND RESTATED
2016 EQUITY INCENTIVE PLAN
Everspin Technologies, Inc., a Delaware corporation (the “Company”), previously established the Everspin Technologies, Inc. 2016 Equity Incentive Plan (the “Plan”). The Plan was initially approved by the Company’s stockholders effective September 20, 2016. The Plan was subsequently Amended and Restated, with such Amendment and Restatement approved by the Company’s stockholders at the Company’s 2018 Annual Meeting of Stockholders. By adoption of this instrument, the Company desires to amend the Plan to increase the total number of shares of Common Stock (as defined in the Plan) reserved and available for grant under the Plan by 550,000 as set forth below.
1.   This Amendment shall be effective as of the date on which it is approved by the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders.
2.   Section 3(a) (Shares Subject to the Plan — Share Reserve) of the Plan is hereby amended and restated in its entirety to read as follows:
(a)   Share Reserve.   Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 4,135,722, which comprises (i) 500,000 shares originally approved as of the Effective Date plus (ii) 2,385,722 new shares added pursuant to the provisions of the next paragraph that collectively occurred on January 1, 2017, January 1, 2018, January 1, 2019, January 1, 2020, and January 1, 2021 plus (iii) 700,000 shares added in 2018 plus (iv) 550,000 shares added in 2021 (collectively, the “Share Reserve”).
In addition, the Share Reserve will automatically increase on the first day of each fiscal year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on January 1 in the calendar year following the calendar year in which the IPO Date occurred and ending on (and including) January 1, 2026, (which increases on January 1, 2017, January 1, 2018, January 1, 2019, January 1, 2020, and January 1, 2021 are already reflected in the previous paragraph) in an amount equal to 3% of the total number of shares of Capital Stock outstanding on the last day of the calendar month prior to the date of such automatic increase. Notwithstanding the foregoing, the Board may act prior to the first day of a given fiscal year to provide that there will be no increase in the Share Reserve for such fiscal year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
3.   This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this        day of                  , 2021.
EVERSPIN TECHNOLOGIES, INC.
By:
Name:
Its:

A-2

EVERSPIN TECHNOLOGIES, INC.
5670 W. CHANDLER BLVD.
SUITE 100
CHANDLER, AZ 85226

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 19, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MRAM2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 19, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48623-P50629 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EVERSPIN TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR all nominees and FOR Proposals 2 and 3.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Geoffrey R. Tate
02) Darin Billerbeck
03) Lawrence G. Finch
04) Michael B. Gustafson
05) Geoffrey Ribar

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D48624-P50629

EVERSPIN TECHNOLOGIES, INC.
Annual Meeting of Stockholders
May 20, 2021, 2:00 PM Mountain Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Darin Billerbeck as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of Everspin Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Everspin Technologies, Inc. to be held via live webcast at www.virtualshareholdermeeting.com/MRAM2021, on Thursday, May 20, 2021, at 2:00 p.m., Mountain Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters and in accordance with the instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side